UNICAPITAL CORPORATION

                       Lead Case, Jacom Computer Services, Inc
                              Case Number 00-42719 (CB)
                      Report of Cash Receipts and Disbursements

                          FOR PERIOD DECEMBER 11 TO 31, 2000

Beginning Cash Balance                      6,233,115

Inflows:
  Lease Stream Inflows                              -
  PFSC Servicing Fee                                -
  Big Ticket Lease Payments                    34,611
  Big Ticket Asset Sales                            -
  Other                                     1,163,997
                                           ----------

                Total                       1,198,608

Outflows:
  Personnel Costs                           1,198,595
  Professional Fees                                 -
  Operating Costs:
    Travel, Lodging, & Meals                        -
    Occupancy                                  11,170
    Other                                           -
                                           ----------

                Total                       1,209,765

    Cash Sweep to Bank of America           4,400,761
    DIP Advances                                    -
                                          -----------

    Total Disbursements/sweeps              5,610,526
                                          -----------

Ending Cash Balance                        $1,821,197
                                          ===========

                        UNICAPITAL CORPORATION

               Lead Case, Jacom Computer Services, Inc
                     Case Number 00-42719 (CB)
              Report of Cash Receipts and Disbursements
                  For Period December 11 to 31, 2000




--------------------------------------------------------------------------------
                                                    December
                                                   ----------

              Beginning Cash Balance               6,233,115

Receipts                                           1,202,191
Less: Related Disbursements                           (3,583)
                                                   ----------

                  Total Net Receipts               1,198,608

Checks                                                    -
Wires                                              5,637,891
                                                   ---------

Total Disbursements                                5,637,891
Less: Related Receipts                               (27,366)
                                                   ---------

             Total Net Disbursements               5,610,526

                 Ending Cash Balance               1,821,197

--------------------------------------------------------------------------------

DECEMBER RECEIPTS
-----------------

    Receipt Date         Amount               Description
    ------------         ------               -----------

     12/11/2000          34,612    Receipt from Ryan Airlines for Aircraft 21955
     12/12/2000          10,127    Sweep of Haysthorpe Limited 52737017
     12/13/2000           3,103    Sent to UCP in error (wired to PFSC on 12/29)
     12/14/2000         215,897    State Income Tax Refunds
     12/14/2000          15,000    Mike Pandofelli
     12/14/2000           6,000    Fraud recovery
     12/14/2000         118,242    Sent in error by Wells Fargo
     12/14/2000        (118,242)   Recalled by Wells Fargo (received in error on 12/14)
     12/14/2000         107,215    Sent in error by Wells Fargo
     12/14/2000          45,911    Sent in error by Wells Fargo
     12/18/2000             480    Sent to UCP in error (wired to PFSC on 12/29)
     12/18/2000          55,430    Sweep of Boulder Accounts at US Bank
     12/18/2000          80,000    Return of Cash Management Fees (earnings credit)
     12/19/2000         (45,911)   Recalled by Wells Fargo (received in error on 12/14)
     12/19/2000         (15,000)   Mike Panofelli stop paid check
     12/20/2000           1,001    Sent to UCP in error (wired to PFSC on 1/10)
     12/20/2000          46,776    Proceeds from 2000-1 Securitization
     12/20/2000          70,853    Swept from seven (7) Bank of America Ireland accounts
     12/21/2000          14,720    Sent by GECC Polaris Aircraft (AFT fee)
     12/21/2000         430,173    State Income Tax Refund (USTEC)
     12/21/2000         120,611    State Income Tax Refunds
     12/21/2000             300    Employees purchase of computers
     12/22/2000          66,629    State Income Tax Refunds
     12/22/2000              63    Refund from Fed Ex
     12/22/2000           4,000    Refund from Gary's Trucking
     12/22/2000             453    Refund from Vince Colistra T&E
     12/22/2000             790    Refund from Ashby & Geddes
     12/27/2000           2,665    Closing Matrix: Wells Fargo account 4159692334
     12/27/2000           2,335    Closing Matrix: Chase (St. Thomas) account 7191360390
     12/28/2000          20,980    Deposit of Varilease Buy/ Sell
     12/28/2000        (107,215)   Recalled by Wells Fargo (received in error on 12/14)
     12/28/2000          13,572    Money transferred by B of A in error
     12/29/2000             620    Sent to UCP in error (wired to PFSC on 1/10)
                      ---------
                      1,202,191

DECEMBER RELATED DISBURSEMENTS
------------------------------
    Receipt Date         Amount               Description
    ------------         ------               -----------

    12/29/2000            3,103    Sent to PFSC (received in error on 12/13)
    12/29/2000              480    Sent to PFSC (received in error on 12/18)
                       --------
                          3,583

DECEMBER CHECKS
---------------

None

DECEMBER WIRES
--------------

    Wire Date            Amount               Description
    ---------            ------               -----------
   12/13/2000           212,606    Payroll to ADP
   12/15/2000               600    HQ Cleaning Service
   12/15/2000               500    HQ Cleaning Service
   12/15/2000             6,296    Burns Security: Engine warehouse
   12/15/2000             6,055    Payroll by wire
   12/15/2000             4,936    Payroll by wire
   12/15/2000             2,461    Payroll by wire
   12/21/2000             1,795    Ceridian Benefits Service (Personnel expense)
   12/21/2000               954    Burns Security: Engine warehouse
   12/21/2000               762    Benefits related
   12/22/2000               500    HQ Cleaning Service
   12/22/2000               600    HQ Cleaning Service
   12/26/2000               620    Keystone oil (Danielson apartments)
   12/27/2000           993,600    Payroll thru ADP
   12/28/2000             3,746    Payroll thru ADP
   12/29/2000               500    HQ Cleaning Service
   12/29/2000               600    HQ Cleaning Service
   12/29/2000         4,400,759    Sweep to B of A Segregated Cash Collateral 3751745941
                     ----------
                      5,637,891

DECEMBER RELATED RECEIPTS

    Wire Date            Amount               Description

   12/21/2000            20,626    Cobra
   12/21/2000             1,279    Medical insurance contributions
   12/29/2000             5,461    Return of overpayment to ADP for payroll
                         ------
                         27,366